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                                                                    EXHIBIT 23.1
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          CONSENT OF ERNST & YOUNG LLP, INDEPENDENT PUBLIC ACCOUNTANTS
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We consent to the reference to our firm under the caption "Selected Financial
Data" and "Experts" and to the use of our report dated March 5, 1998 in the Registration Statement (Form S-1 No. 333-_______) and related Prospectus of Caliber Learning Network, Inc.

                                        /s/ ERNST & YOUNG LLP

Baltimore, MD
March 5, 1998